UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):          December 15, 2003

THE J. JILL GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-22480	04-2973769
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Batterymarch Park, Quincy, MA		02169-7468
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 376-4300

Item 7.                    Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits

99.1              December 15, 2003 Press Release

Item 9.                    Regulation FD Disclosure

On December 15, 2003, The J. Jill Group, Inc. issued a Press Release (i) announcing its current sales and earnings targets for fiscal 2004 and for the fiscal quarter ending March 27, 2004, and (ii) reaffirming its expectations for its sales and earnings for the fiscal quarter ending December 27, 2003.  A copy of the press release is set forth as Exhibit 99.1 and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. JILL GROUP, INC.

Date: December 15, 2003	By:	/s/ Olga L. Conley
Olga L. Conley
Executive Vice President,
Chief Financial Officer and Treasurer
(Principal Financial Officer)

EXHIBIT INDEX

Number	Description

99.1	December 15, 2003 Press Release